UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2021

AT&T INC.
(Exact Name of Registrant as Specified in Its Charter)

001-08610
(Commission File Number)
Delaware	43-1301883
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

208 S. Akard St.
Dallas, Texas 75202
(Address of principal executive offices, including zip code)

(210) 821-4105
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders
The 2021 Annual Meeting of the stockholders of the Company was held on April 30, 2021, in Dallas Texas. Stockholders representing 5,428,863,056 shares, or 76.05% of the 7,138,458,166 common shares outstanding as of the March 2, 2021, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below.
Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal.
Election of Directors
The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Samuel A. DiPiazza, Jr.	3,614,193,896	96.40%	134,904,124	3.59%	25,703,950	1,654,061,086
Scott T. Ford	3,145,022,540	83.88%	604,058,067	16.11%	25,721,363	1,654,061,086
Glenn H. Hutchins	3,685,271,205	98.31%	63,163,408	1.68%	26,367,357	1,654,061,086
William E. Kennard	3,548,607,891	94.63%	201,252,048	5.36%	24,942,031	1,654,061,086
Debra L. Lee	3,607,584,388	96.16%	143,823,634	3.83%	23,393,948	1,654,061,086
Stephen J. Luczo	3,688,013,984	98.38%	60,692,391	1.61%	26,095,595	1,654,061,086
Michael B. McCallister	3,140,827,187	83.78%	608,003,424	16.21%	25,971,359	1,654,061,086
Beth E. Mooney	3,127,906,147	83.38%	623,425,928	16.61%	23,469,895	1,654,061,086
Matthew K. Rose	2,805,383,490	74.82%	943,650,013	25.17%	25,768,467	1,654,061,086
John T. Stankey	3,686,249,940	98.30%	63,379,783	1.69%	25,172,247	1,654,061,086
Cynthia B. Taylor	3,629,117,880	96.75%	121,883,315	3.24%	23,800,775	1,654,061,086
Geoffrey Y. Yang	3,136,043,034	83.63%	613,575,919	16.36%	25,183,017	1,654,061,086
Proposals Submitted by Board of Directors
The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation did not receive the affirmative vote of a majority of the votes cast in a non-binding vote.
	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of appointment of Independent Auditors	5,173,942,928	95.81%	225,983,423	4.18%	28,936,705	0
Advisory approval of executive compensation	1,806,049,904	48.92%	1,885,149,564	51.07%	83,602,502	1,654,061,086

Proposal Submitted by Stockholders
The following proposal failed to receive the affirmative vote of the majority of votes cast and was defeated.
	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Shareholder Right to Act by Written Consent	1,050,459,691	28.31%	2,658,989,014	71.68%	65,353,265	1,654,061,086

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 5, 2021	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer